Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 17 -   Commitments and Contingencies

A.           Operating leases

The Company's subsidiaries have entered into various non-cancelable operating lease agreements, principally for office space. In 2010, the Company entered into a new framework agreement for non-cancelable operating leases for vehicles for a period of 36 months.

As of December 31, 2011, minimum future rental payments under such non-cancelable operating leases are as follows:

Year Ending December 31,	U.S. Dollars

2012	1,909
2013	1,060
2014	314
Thereafter	90

3,373

Aggregate office rent expenses amounted to $968, $1,043 and $1,132 in 2011, 2010 and 2009, respectively.

B.	Allowance for doubtful debts

The following is a summary of the allowance for doubtful accounts related to accounts receivable for the years ended December 31:

	Balance at				Balance at
	beginning		Reversal of	Write-off of	end of
	of period	Provision	provision	provision	period
		U.S. Dollars
2009	3,753	677	-	(404)	4,026
2010	4,026	324	-	(496)	3,854
2011	3,854	357	(359)	(1,625)	2,227

C.	Litigation

1.
On May 10, 2004, a lawsuit was filed against the Company in the District Court in Nazareth, Israel, by the Company's competitor, Orbotech Ltd., alleging that the Dragon and Falcon systems infringe upon a patent held by Orbotech Ltd. and requesting injunctive relief and damages. The patent upon which the claim was asserted expired in February 2008. The court advised the parties to turn to mediation. The parties participated in one mediation meeting, after which they decided to end the mediation and to hold direct negotiations between them. Despite the unsuccessful direct negotiations, the court ordered another mediation meeting which was scheduled for July 2011. In the meantime, court sessions have been postponed for as long as the mediation process was supposed to continue.

On February 23, 2005, a lawsuit was filed against the Company in the District Court in Jerusalem by Orbotech Ltd., alleging infringement of a patent held by Orbotech Ltd. regarding a specific illumination block (an apparatus for illuminating and controlling the illumination of scanned objects), seeking injunctive relief and damages. The court ruled, based on a court's scientific advisor's opinion and prime facie evidence only, that Camtek infringed the patent, and granted Orbotech a provisional remedy, i.e. interim relief, which prevented Camtek from manufacturing the allegedly infringing illumination block in suit. The patent upon which the claim was asserted expired in February 2007. At the court's recommendation, the parties held one mediation meeting, after which they have decided to conduct direct negotiations between them, without the mediator.

In   July 2005, the Company, together with its parent company, Priortech Ltd., filed   a lawsuit in the District Court in Tel Aviv against Orbotech Ltd., in respect of damages in the amount of $4.1 million incurred by it due to a claim and a motion for injunction   filed against the Company by Orbotech in May 2004, in the District Court in   Nazareth. The Company believes that Orbotech's claim and motion against it were not filed in   good faith, but in order to thwart Camtek's secondary public offering that was   scheduled few days after the submission of Orbotech's claim and motion, and was supposed to raise   approximately $40 million for the Company and Priortech Ltd.

On May 31, 2011, Camtek and Orbotech, together with other third parties involved, signed an agreement for the dismissal of all three lawsuits conducted between the parties, as mentioned above, and the dismissal was approved by the District Courts in Nazareth and Tel Aviv on June 20, 2011, and by the District Court in Jerusalem on June 22, 2011.

2.
On July 14, 2005, a lawsuit was filed against the Company in the United States District Court for the District of Minnesota ("Court") by one of the Company's competitors in the field of semiconductor wafer inspection equipment, August Technology Corporation (today Rudolph Technologies Inc., hereinafter "Rudolph", after August Technology's acquisition by Rudolph).  This suit alleged that the Company's Falcon inspection system infringed Rudolph's U.S. Patent No. 6,826,298 ("'298 Patent") and sought injunctive relief and damages. On March 6, 2009, a jury verdict in favor of Rudolph was rendered in this action, awarding Rudolph damages of approximately $6.8 million for the Company's sales of its Falcon products in the United States.  On August 28, 2009, the Court entered judgment ordering the Company to pay the jury award, and an additional $1.2 million in prejudgment interest. The Court also issued an injunction ("Injunction") prohibiting future sales and marketing of the Falcon product in the United States.  On January 7, 2011, the Court found that Rudolph was entitled to an additional $645,946 in damages for Falcon sales which occurred after the time period considered by the jury.

On March 9, 2011, Rudolph filed a motion seeking enhanced damages in the amount of $322,973 for the Company's allegedly willful post-verdict sales of the Falcon system.  Rudolph also sought $1.2 million and unspecified attorneys' fees for alleged contempt of the Court's Injunction.

The Company appealed the Court's judgment to the United States Court of Appeals for the Federal Circuit on August 10, 2010, and posted a bond with the Court to stay collection of the judgment pending resolution of the appeal. On August 22, 2011, the Court of Appeals for the Federal Circuit found that the Minnesota trial court had erred in its instructions to the jury regarding the construction/meaning of a material claim term in the asserted '298 Patent and vacated the finding of infringement, the damages award and the Injunction. The Court of Appeals remanded the case to the Court for a limited trial based on a corrected claim construction.  The Company now seeks dismissal of Rudolph's infringement claims under the '298 Patent in the remanded proceedings. Although it is difficult to predict the outcome of a patent infringement case, the Company believes that the probability of a negative outcome in this litigation after the limited trial is less than 50% and, accordingly, no provision has been recorded by the Company. Based on Rudolph's preliminary documentation filed with the Court in connection with the limited trial, the Company currently estimates the possible range of loss in this case, if any, to be $0 to $12 million (excluding interest).

On March 26, 2012, in conjunction with the 298' patent infringement case, the Court issued an Order adopting the Magistrate Judge's Report and Recommendation on contempt and damages in a sum of $1,291,892. A separate proceeding before the Magistrate Judge was ordered to determine attorneys' fees to be awarded in connection with the contempt charges. The Court held that some of Camtek's communications made during 2009 related to the eventual sale of some of its Falcon systems in Asia, were prohibited by the injunction that was then in place (as mentioned above, the injunction was vacated by the U.S. Court of Appeals for the Federal Circuit in August 2011). The Company intends to appeal this ruling. Although it is difficult to predict the outcome of this litigation, the Company believes that the probability of a negative outcome in this litigation is less than 50% and, accordingly, no provision has been recorded by the Company. Based on the awarded damages, the Company currently estimates the possible range of loss in this litigation, if any, to be $0 to $1.3 million (excluding attorneys' fees).

On December 28, 2011, Rudolph filed a complaint in the Court charging the Company with infringement of Rudolph's U.S. Patent 7,779,528 relating to semiconductor wafer inspection technology similar to that described in the '298 Patent. The Company has not yet been served with a complaint in this lawsuit and therefore, at this preliminary stage, is unable to estimate the possible range of loss in this case and the effect on the Company's activities and results of operation, if any.

3.
On March 7, 2008, a purported Class Action Complaint ("CAC"), Yuval Lapiner v. Camtek, Ltd. et al., was filed in the United States District Court for the Northern District of California on behalf of purchasers of the Company's common stock between November 22, 2005 and December 20, 2006.  Mr. Lapiner filed a Consolidated Amended Class Action Complaint on January 2, 2009, naming the Company and certain of its directors and officers as defendants.  It alleged that the defendants violated Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b-5 promulgated there under, and breached fiduciary duties by making false and misleading statements in the Company's SEC filings and press releases. The plaintiff seeked unspecified compensatory damages against the defendants, as well as attorneys' fees and costs. We filed a motion to dismiss the CAC, as amended, on February 17, 2009, and the Court granted this motion on June 2, 2009.  However, the Court gave plaintiff leave to amend his complaint, which he did when he filed a Second Consolidated Amended Class Action Complaint ("SAC") on July 10, 2009.  We filed a motion to dismiss the SAC and the court granted this motion on February 2, 2011. The Court, however, gave plaintiff leave to amend his complaint which he did when he filed a Third Amended Complaint ("TAC") on April 1, 2011.  Defendants moved to dismiss the TAC and on August 31, 2011, the Court granted Camtek its third motion to dismiss and done so this time without giving the plaintiff leave to amend. Plaintiff did not appeal the court's judgment.

4.
On November 1, 2010, a lawsuit has been filed by Fish & Richardson P.C. ("F&R") in the United States District Court for the District of Minnesota (Civil Action No. 10-4436) against the Company. The suit arises from F&R's representation of the Company in the 298 patent action against it by Rudolph Technologies Inc., referred to above. F&R alleges that the Company owes it approximately $2.25 million in unpaid attorney's fees arising from F&R's representation of the Company at this trial level proceeding. The Company disputes this claim, asserting that F&R inflated its fees by defending the matter inefficiently, and that F&R charged fees which were substantially beyond the estimated legal costs provided to the Camtek periodically in advance of incurring such fees. The Company also has potential malpractice counterclaims against F&R and is in the process of evaluating whether or not to bring such claims. F&R has obtained a default judgment against the Company, after asserting that service of the Summons and Complaint was properly effected upon the Company, and the Company failed to timely answer or otherwise appear in the action. The Company only learned of F&R's alleged service after F&R's motion for default and has retained local counsel in Minnesota to seek to vacate the default judgment, as the Company's position was that service has in fact, never been made upon the Company. On July 14, 2011, the District Court vacated the default judgment, after which the Company has filed a motion for stay until termination of all proceedings in the above-mentioned 298 patent claim, as well as a motion for transfer of this lawsuit to the competent court in the state of New York. The Company currently awaits the District Court's decisions on these motions. The Company believes that it has good defenses and intends to aggressively defend itself from the allegations in this claim. However, it is probable that the Company could realize a loss in this matter for which the Company has estimated its potential liability to be approximately $2.25 million, which the Company accrued as of December 31, 2011.

D.	Agreement with Bank Leumi L'Israel

In connection with the issuance of the appeal bond (See also Note 17(c)(2) above), in August 2010 the Company signed an agreement with Bank Leumi L'Israel, according to which the bank provided a bank guarantee in the amount of $8,925 in order to support the appeal bond, which was issued by a surety company in the United States, together with a long-term loan of approximately $1,300  (see Note 13 - Long-term loan).  In addition, the Company received short-term loans in the amount of approximately $1,400 (see Note 11 - Short-term loan) and factoring facilities of additional $1,300. As of December 31, 2011 these factoring facilities have not been utilized. The Company's obligations to the bank are secured by a lien on its facility in Israel, restricted deposits in the amount of approximately $5,200 (see Note 8 - Restricted deposits) and a floating charge on its assets.

Following the Company's successful appeal in the infringement dispute with Rudolph, the appeal bond was officially released in September 2011. As such, the bank ceased to provide the guarantee and the restrictions were removed from the deposits. See Note 17 (c)(2).

In addition, the Company signed a covenant agreement with the bank which requires it to comply with the following financial covenants:

•	On December 31 each year, the following covenants will be met:

1)	Adjusted shareholders' equity will be not less than 50% of the total balance sheet.(1)

2)	Adjusted shareholders' equity will be not less than $40,000. (1)

3)	Total annual sales will be not less than $60,000.

4)	From the date of the agreement, operating profits (EBITDA) will be positive.

(1)
Adjusted shareholders' equity is defined in the agreement as shareholders' equity as presented in the financial statements, minus deferred expenses, intangible assets, and balances due from affiliates.

•	At the end of each quarter, the Company's cash balance will be not less than $11,500, including deposits and liens to Bank Leumi.

•	Any cash balance over $1,000 situated in any of the Company's foreign subsidiaries must be transferred to Camtek Ltd (Israel) within 14 days.

•	If the Company does not maintain positive operating profits or the required quarter-end cash balance, it will be required to deposit at Bank Leumi a restricted sum of not less than NIS 5,000.

•	Total foreign assets of the Company at the end of each quarter will be greater than their total debts and liabilities.

•	The ratio of debt to banks to open receivables should be not greater than 70% at the end of each quarter.

In addition, the Company made a commitment not to significantly change its majority shareholders without prior written permission from the Bank. Similarly, the Company committed not to perform a merger without written permission from the Bank.

As of December 31, 2010, the Company did not comply with the financial covenants relating to the ratio of adjusted shareholders' equity to the total balance sheet ("shareholder's equity ratio"); and to the maintenance of cash balances of not more than $1,000 in the bank accounts of one of the foreign subsidiaries ("maximum cash balance").

On March 31, 2011, the Company signed an amended agreement with the bank which amended the definition of the shareholders' equity ratio to increase the equity in the sum of the liabilities for contingent consideration and the Office of the Chief Scientist in respect of acquisitions. This amendment was retroactively effective as of December 31, 2010.

In addition, a waiver was retroactively received from the bank in respect of the maximum cash balance in the foreign subsidiary as of December 31, 2010 and as of March 31, 2011.

Accordingly, the Company was in full compliance with the amended financial covenants as of the date that the 2010 annual financial statements were signed.

In December 2011, the Company signed an amended agreement with the Bank, subject to which the covenants regarding the foreign subsidiaries and the restricted deposit in the event of non-compliance no longer apply. In addition, the Company agreed that no lien would be placed on any of its subsidiaries' assets without prior written approval from the Bank.

As of December 31, 2011, the Company was in full compliance with the amended financial covenants.

E.           Agreement with Bank Mizrahi

In July 2011 the Company signed an agreement with Bank Mizrahi for a credit facility (see Notes 11, 13). The Company's obligations to the bank are secured by a lien on its facility in Israel and a floating charge on its assets. In addition, the Company signed a covenant agreement with the bank which requires it to comply with the following financial covenants:

At any time prior to the complete repayment of the credit, the Company is required to ensure:

•	The ratio of customers' balances and cash balances to its credit facilities including guarantees will not be less than 150%.

•	The ratio of the Company's credit facilities including guarantees to the total balance sheet will not exceed 20%.

•	Shareholders' equity will not be less than 40% of the total balance sheet.

•	Shareholders' equity will not be less than $40,000.

In the event that the Company is in breach of any of the covenants by no more than 10% it will be given two financial quarters to achieve compliance.

As of December 31, 2011 the Company was in full compliance with these financial covenants.

F.	Chief Scientist

Through its acquisition of Printar and SELA, the Company participates in programs sponsored by the Israeli government for the support of research and development activities. The Company is committed to pay amounts to the Chief Scientist (OCS) at rates of 3.5% of the sales of products resulting from this research and development, up to an amount equal to 100% of the grants received by the Company, and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR.

The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required.

As of December 31, 2011 the amount of non-repaid grants received including interest accrued, in respect of Printar and SELA, amounted to $5,450 and $2,750, respectively (December 31, 2010 - $5,400  and $3,000 , respectively). The liabilities to the OCS were recorded at fair value as part of the purchase price allocation related to the acquisition of Printar and SELA and as of December 31, 2011 amounted to $2,643  and $1,871 , respectively (December 31, 2010 - $2,274 and $1,856 , respectively). (See Note 16 - Other long-term liabilities).

In 2009 and 2010, the Company received further grants in the amount of $598 from the OCS in connection with the research and development activities related to the Printar acquisition.

G.	Dispute with Chief Scientist

A dispute has arisen between the Company and the OCS in Israel in the amount of approximately $690 regarding the royalty rate to be paid in respect of certain of the Company's supported products, the production of which has been moved to a foreign subsidiary.

Management, based on an opinion of its legal advisors, believes that the probability of an unfavorable resolution to this dispute is less than 50%. Accordingly, no accrual has been recorded in the financial statements in respect of this matter.

H.	Outstanding Purchase Orders

As of December 31, 2011, the Company has purchase orders of $13,256 (2010 -$8,050) which mainly represent outstanding purchase commitments for inventory components ordered by the Company in the normal course of business.